UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

SILO PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41512	27-3046338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Sylvan Ave, Suite 3160

Englewood Cliffs NJ 07632
(Address of principal executive offices, including ZIP code)

(718) 400-9031
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SILO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 4, Silo Pharma, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). A total of 1,577,516 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on Proposals 1, 2, 4, and 5. To allow additional time for stockholders to vote on Proposal 3 (Reincorporation from Delaware to Nevada), the Company adjourned the meeting with respect to such proposal until December 11, 2023. This Current Report on Form 8-K will be amended to report the results of Proposal 3 once the final results are received by the Company. The final results for Proposals 1, 2, 4, and 5, as set forth in the Company’s Definitive Proxy Statement, filed with the SEC on October 23, 2023, are as follows:

Proposal 1. At the Annual Meeting, the terms of all four members of the Board of Directors expired. All of the four nominees for director were elected to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the four directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Eric Weisblum	1,448,375	88,266	40,875
Wayne D. Linsley	1,406,716	129,925	40,875
Dr. Kevin Muñoz	1,422,577	114,064	40,875
Dr. Jeff Pavell	1,448,425	88,216	40,875

Proposal 2. At the Annual Meeting, the stockholders approved the Company’s Amended and Restated 2020 Omnibus Equity Incentive Plan (the “Amended 2020 Plan”). The result of the votes to approve the Amended 2020 Plan was as follows:

For	Against	Abstain	Broker Non-Vote
1,427,100	97,553	11,988	40,875

Proposal 4. At the Annual Meeting, the stockholders approved an amendment to the Company’s Certificate of Incorporation to decrease the number of authorized shares of common stock of the Company from 500,000,000 to 100,000,000 (the “Share Decrease Proposal”). The result of the votes to approve the Share Decrease Proposal was as follows:

For	Against	Abstain	Broker Non-Vote
1,523,993	2,648	10,000	40,875

Proposal 5. At the Annual Meeting, the stockholders approved the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent public accountant for the fiscal year ending December 31, 2023. The result of the votes to approve Salberg & Company, P.A. was as follows:

For	Against	Abstain
1,510,892	189	66,435

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2023

SILO PHARMA INC.

/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer